CNL Strategic Capital, LLC 8-K

Exhibit 10.4

SEASIDE NATIONAL BANK & TRUST

AMENDED AND RESTATED UNCONDITIONAL GUARANTY

EFFECTIVE DATE:	JULY 15, 2020
BORROWER:	CNL STRATEGIC CAPITAL B, INC. 450 South Orange Avenue, Suite 1400 Orlando, Florida 32801
GUARANTOR:	CNL STRATEGIC CAPITAL, LLC 450 South Orange Avenue, Suite 1400 Orlando, Florida 32801
LENDER:	UNITED COMMUNITY BANK D/B/A SEASIDE BANK AND TRUST (hereinafter termed “Lender”) 201 South Orange Avenue, Suite 1350 Orlando, Florida 32801

WHEREAS, the above BORROWER (hereinafter termed “Borrower”) obtained a line of credit loan from Lender in the original principal amount of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) (the “Loan”); and

WHEREAS, Lender is unwilling to continue making advances under the Loan to Borrower unless it receives an unconditional and continuing guaranty from the above identified undersigned GUARANTOR (hereinafter termed “Guarantor”), covering all “Obligations of Borrower,” as hereinafter defined.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, and in order to induce Lender to extend or continue to extend credit to Borrower in the principal amount of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) plus interest, as evidenced by that certain amended and restated promissory note dated on or about of even date herewith in favor of Lender in the original principal amount of $20,000,000.00 (the “Note”), pursuant to which Borrower is liable as maker, or otherwise, and to otherwise deal with Borrower, Guarantor hereby absolutely and unconditionally guarantees to Lender and its successors and assigns, the full and prompt payment of all principal, interest and any other amounts due or to become due, whether by acceleration or otherwise, under the Note, the performance of any and all obligations of Borrower under the Note and any other Loan Documents (as that term is hereinafter defined) (all liabilities and obligations of Borrower to Lender, pursuant to the foregoing, being hereinafter termed “Obligations of Borrower”). For the purposes hereof, the term “Loan Documents” shall mean the Note, that certain Loan Agreement of even date herewith (the “Loan Agreement”), and any other loan document executed by Borrower in favor of Lender in connection with the Note and dated on or about of even date herewith.

This Guaranty is in addition to and is not intended to supersede any prior existing Guaranty of Guarantor.

Further, whether or not suit is brought by Lender to acquire possession of any collateral of Guarantor or Borrower or to enforce collection of any unpaid balance(s) hereunder, Guarantor expressly hereby agrees to pay all legal expenses and the reasonable attorney’s fees (including those relative to appellate proceedings, if any) actually incurred by Lender based on the actual amount of time expended at the usual and customary hourly rates of attorneys and paralegals for time actually spent without giving effect to any statutory presumptions that may then be in effect.

In order to implement the foregoing and as additional inducements to Lender, Guarantor further covenants and agrees:

1.           This Guaranty is and shall remain an unconditional and continuing guaranty of payment and not of collection, shall remain in full force and effect irrespective of any interruption(s) in the business or other dealings and relations of Borrower with Lender and shall apply to and guarantee the due and punctual payment of all “Obligations of Borrower” due by Borrower to Lender. To that end, Guarantor hereby expressly waives any right to require Lender to bring any action against Borrower or any other person(s) or to require that resort be had to any security or to any balance(s) of any deposit or other account(s) or debt(s) or credit(s) on the books of Lender in favor of Borrower or any other person(s). Guarantor acknowledges that its liabilities and obligations hereunder are primary rather than secondary, recognizing that Borrower are first above identified as “BORROWER” and undersigned are identified first above as “GUARANTOR”, solely for convenience in identification of the parties involved in this Unconditional Guaranty and in the obligation being secured hereby. To that end and without limiting the generality of the foregoing, undersigned Guarantor herewith expressly waives any rights it otherwise might have had under provisions of the law of the state of the Lender office set forth herein to require Lender to attempt to recover against Borrower and/or to realize upon any securities or collateral security which Lender holds for the obligation evidenced or secured hereby. Notwithstanding the satisfaction or performance of the “Obligations of Borrower,” Guarantor’s liability shall continue to exist for so long as the satisfaction of the “Obligations of Borrower” could be set aside or such “Obligations of Borrower” otherwise be reinstated under the bankruptcy, insolvency, fraudulent conveyance, debtor relief, or other similar laws of any Federal, State or other competent jurisdiction.

2.            TIME IS OF THE ESSENCE HEREOF. Any notice(s) to Guarantor shall be sufficiently given, if mailed to the first above stated address(es) of Guarantor.

3.            If any process is issued or ordered to be served upon Lender, seeking to seize Borrower’ and/or Guarantor’s rights and/or interests in any deposit or other account(s) maintained with Lender, the balance(s) in any such account(s) shall immediately be deemed to have been and shall be set-off against any and all “Obligations of Borrower” and/or all obligations and liabilities of Guarantor hereunder, as of the time of the issuance of any such writ or process; whether or not Borrower, Guarantor and/or Lender shall then have been served therewith.

4.            All moneys available to and/or received by Lender for application toward payment of (or reduction of) the “Obligations of Borrower” may be applied by Lender to such individual debt(s) in such manner, and apportioned in such amount(s) and at such time(s), as Lender, in its sole discretion, may deem suitable or desirable.

5.             As security for any and all liabilities of Guarantor hereunder, now existing or hereafter arising, or otherwise, Guarantor hereby grants Lender a lien upon and a security interest in any and all moneys or other property (i.e., goods and merchandise), as well as all documents relative thereto; also, funds, investment securities, choses in action and any and all other forms of property, whether real, personal or mixed, and any right, title, or interest of Guarantor therein or thereto and/or the proceeds thereof, which have been or may hereafter, be deposited or left with Lender (or with any agent or other third party acting on Lender’s behalf) by or for the account or credit of undersigned Guarantor, including (without limitation of the foregoing), any property in which Guarantor may have any interest. Further, where any money is due Lender hereunder, Lender is herewith authorized to exercise its right of set-off or “Bank Lien” as to any moneys deposited in demand, checking, time, savings, or other accounts of any nature maintained in and with it by any of the undersigned, without advance notice. Said right of set-off shall also be applicable and exercised by Lender, in its sole discretion, where Lender is indebted to any Guarantor by reason of any Certificate(s) of Deposit, Bond(s), Note(s) or otherwise.

6.             Guarantor agrees that his liability hereunder shall not be diminished by any failure on the part of Lender to perfect (by filing, recording, or otherwise) any security interest(s) it may have in any property securing this Unconditional Guaranty and/or the “Obligations of Borrower” secured hereby and hereunder.

7.             Guarantor further hereby consents and agrees that Lender may at any time, or from time to time, in its sole discretion: (i) extend or change the time of payment, and/or the manner, place or terms of payment of any or all of the “Obligations of Borrower”; (ii) exchange, release and/or surrender all or any of the collateral security, or any part(s) thereof, by whomsoever deposited, which is or may hereafter be held by it in connection with all or any of the “Obligations of Borrower” and/or any liabilities or obligations of Guarantor hereunder; (iii) sell or otherwise dispose of and/or purchase all or any of such collateral at public or private sale, or to or through any investment securities broker, and after deducting all costs and expenses of every kind for collection, preparation for sale, sale or delivery, the net proceeds of any such sale(s) or other disposition may be applied by Lender upon all or any of the “Obligations of Borrower”; and (iv) release any endorser of the “Obligations of Borrower” or any Guarantor thereof, with or without consideration and without notice to or further consent from any guarantor and such release shall not in any way affect the liability of the undersigned; and (v) settle or compromise with the Borrower (and/or any other person(s) liable thereon) any and all of the “Obligations of Borrower” (including, but not limited to, any insurance applicable to the “Obligations of Borrower”), and/or subordinate the payment of all or any part of same, to the payment of any other debts or claims, which may at any time(s) be due or owing to Lender and/or any other person(s); (vi) alter, extend, change, modify, release, waive or cancel any covenant, agreement, condition, obligation or provision contained in any or all Loan Documents; all in such manner and upon such terms as Lender may deem proper and/or desirable, and without notice to or further assent from Guarantor, it being agreed that Guarantor shall be and remain bound upon this Unconditional Guaranty, irrespective of the existence, value or condition of any collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, foreclosure, sale or other disposition, application, renewal or extension and notwithstanding also that the “Obligations of Borrower” may at any time(s) exceed the aggregate principal sum hereinabove prescribed (if any such limiting sum appears). Further, this Guaranty shall not be construed to impose any obligation of Lender to extend or continue to extend credit or otherwise deal with Borrower at any time.

8.            If Borrower is an organization, this Guaranty covers all “Obligations of Borrower” purporting to be created or undertaken on behalf of such organization by any officer, partner, manager or agent of such organization, without regard to the actual authority of any such officer, partner, manager or agent, whether or not corporate resolutions, proper or otherwise, are given by any corporate Borrower to Lender, and/or whether or not such purported organizations are legally chartered or organized.

9.            In consideration of Lender’s extension of credit to Borrower, in Lender’s sole discretion, Guarantor hereby agrees:

a.         To subordinate, and by this Agreement does subordinate, debts now or hereafter owed by Borrower to Guarantor to any and all debts of Borrower to Lender now or hereafter existing while this Agreement is in effect.

b.         Every note evidencing any part of the subordinated debt and every ledger page relating thereto will bear a legend which will indicate this subordination.

c.         Guarantor will not request or accept payment of or any security for any part of the subordinated debt, and if all or any part of it should be paid to Guarantor, through error or otherwise, Guarantor will immediately forward every such payment to Lender in the form received, properly endorsed to the order of Lender, to apply on any debt then owing to Lender by the Borrower. This subordination shall continue in full force and effect as long as this Agreement is in effect.

d.         Guarantor further agrees that it will not assert any right to which it may be or become entitled, whether by subrogation, contribution or otherwise against Borrower or any of the other guarantors or any of their respective properties, by reason of the performance of the Guarantor of his obligations under this Guaranty, except after payment in full of all amounts (including costs and expenses) which may become payable in respect of or under the “Obligations of Borrower.” The Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to the Guarantor, to all indebtedness of Borrower to Lender and agrees with Lender that the Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of the Guarantor’s obligations hereunder because of such indebtedness and shall not take any action to obtain any of the security described in and encumbered by any instruments securing payment of the “Obligations of Borrower”.

10.          This Unconditional Guaranty shall be binding upon Guarantor and the heirs, executors, administrators, successors and assigns of Guarantor, and it shall inure to the benefit of, and be enforceable by Lender, and its successors, transferees and assigns. It further shall be deemed to have been made under and shall be governed by the laws of the State of the Lender office set forth herein in all respects, including matters of construction, validity and performance.

11.           Further, all terms or expressions contained herein which are defined in the Uniform Commercial Code of the State of the Lender office set forth herein shall have the same meaning herein as in said Articles of said Code.

12.           No waiver by Lender or any default(s) by Guarantor or Borrower shall operate as a waiver of any other default or of the same default on a future occasion. If more than one person has signed this Unconditional Guaranty, such parties are jointly and severally obligated hereunder. Further, use of the masculine or neuter pronoun herein shall include the masculine, feminine and neuter, and also the plural. The term “Guarantor,” as used herein, shall (if signed by more than one person) mean the “Guarantors and each of them.” If any Guarantor shall be a partnership, the obligations, liabilities and agreements on the part of such Guarantor shall remain in full force and effect and fully applicable notwithstanding any changes in the individuals composing the partnership. Further, the term “Guarantor” shall include in such event any altered or successive partnerships, it being also understood that the predecessor partnership(s) and their partners shall not thereby be released from any obligations or liabilities hereunder.

13.           Guarantor hereby waives: (i) notice of acceptance of this Guaranty; (ii) notice(s) of extensions of credit and/or continuations of credit extensions to Borrower by Lender; (iii) notice(s) of entering into and engaging in business transactions and/or contractual relationships and any other dealings between Borrower and Lender; (iv) presentment and/or demand for payment of any of the “Obligations of Borrower”; (v) protest or notice of dishonor or default to Guarantor or to any other person with respect to any of the “Obligations of Borrower”; (vi) any demand for payment under this Guaranty; and (vii) the benefit of the homestead or other exemptions.

14.           Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on any of the “Obligations of Borrower”, should exceed the maximum lawful rate, the effective rate of such obligation(s) shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid principal balance due hereunder.

15.           In the event any provision(s) of this instrument should be left blank or incomplete, Guarantor(s) hereby authorizes and empowers Lender to supply and complete the necessary information to complete or fill in the blank provision(s). Lender, or any other holder hereof, may correct patent errors in this Unconditional Guaranty.

16.           Guarantor hereby acknowledges that Lender has suggested that Borrower and Guarantor obtain independent legal counsel to represent their interest in the transaction evidenced hereby and the Loan Documents and Borrower and Guarantors have either elected to retain independent counsel or have elected not to be represented by counsel in this transaction.

17.          WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY HEREBY AGREES, THAT:

(A)      NEITHER THE GUARANTOR, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATION OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS GUARANTY, THE NOTE, THE MORTGAGE, THE LOAN AGREEMENT OR ANY OF THE LOAN DOCUMENTS EVIDENCING, SECURING, OR RELATING TO THE “OBLIGATIONS OF BORROWER” WHICH ARE SECURED HEREBY, OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

(B)      NEITHER THE GUARANTOR, BORROWER, NOR LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

(C)      THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

(D)      NEITHER THE GUARANTOR, BORROWER, NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

(E)       THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY.

18.          EVENTS OF DEFAULT. Guarantor shall be in default under this Unconditional Guaranty, upon the happening of any of the following events, circumstances or conditions, namely:

a.         Default in the payment or performance of any of the obligations or of any covenant, warranty or liability contained or referred to herein, or contained in any loan agreement, collateral assignment agreement or in any mortgage securing this guaranty or in the Security Agreement securing any Obligations of Borrower or, in any other contract, promissory note, or agreement of Borrower or Guarantor with Lender, whether now existing or hereafter arising; or

b.         Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or Guarantor, in connection with this Unconditional Guaranty or to induce Lender to extend credit or otherwise deal with either Borrower or Guarantor proving to have been false in any material respect when made or furnished, or

c.         Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any State or Federal Bankruptcy or Insolvency Laws by or against Guarantor or Borrower; or

d.         Failure of a corporate/LLC Borrower or Guarantor to maintain its corporate/LLC existence in good standing; or a sale of all or substantially all of the assets of either Borrower or Guarantor or the control of primary ownership of the corporation/LLC, or sale or transfer of a material portion of its assets outside of the ordinary course of business without the prior written consent of Lender, which consent shall not be unreasonably withheld; or

e.         The assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of either Borrower or Guarantor is displaced of their authority or the conduct of their business(es) is curtailed; or

f.          Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against either Borrower or Guarantor or upon the issuance of any writ of garnishment or attachment against any property of debts due or rights of either Borrower or Guarantor, to specifically include the commencement of any action of proceeding to seize moneys of either Borrower or Guarantor on deposit in any bank account with Lender; or

g.         If Lender should otherwise deem itself, any security interests, its collateral or property, or the “Obligations of Borrower” guaranteed hereby and hereunder and/or the liabilities of Guarantor hereunder unsafe or insecure; or should Lender, in good faith believe that the prospect of payment of other performance by Borrower and/or Guarantor is impaired.

19.          REMEDIES ON DEFAULT. Upon the occurrence of any of the foregoing events, circumstances, or conditions of default, all of the obligations evidenced herein and secured or guaranteed hereby shall immediately be due and payable without notice. Further, Lender shall then have all of the rights and remedies granted hereunder, all of the rights and remedies of a Secured Party and/or Holder-in-Due-Course under the Uniform Commercial Code as adopted and other Laws of the state of the Lender office set forth herein.

20.          AMENDMENT AND RESTATEMENT. This Unconditional Guaranty amends, restates and replaces that certain Unconditional Guaranty from Guarantor to and in favor of Seaside National Bank & Trust dated June 27, 2019.

WITNESS the Hand(s) and Seal(s) of the undersigned, this Unconditional Guaranty being executed and delivered on the date first above written.

CNL STRATEGIC CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Tammy J. Tipton
Name: Tammy J. Tipton
Its: Chief Financial Officer and Treasurer

STATE OF FLORIDA

COUNTY OF ORANGE

Sworn to and subscribed before me ___ in person ___ by remote online notary the ____ day of July, 2020, by Tammy J. Tipton, as Chief Financial Officer and Treasurer of CNL STRATEGIC CAPITAL, LLC, a Delaware limited liability company, on behalf of the company. She is personally known to me or produced driver’s license as identification.

(NOTARY SEAL)
Notary Public Signature

(Name typed, printed or stamped)
Notary Public, State of Florida
Commission No.:__________________________________________
My Commission Expires:____________________________________